UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 9, 2022

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 9, 2022, Dominion Energy, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with BNP Paribas Securities Corp., BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as Representatives for the underwriters named in the Underwriting Agreement, for the sale of (i) $400,000,000 aggregate principal amount of the Company’s 2022 Series A 4.35% Senior Notes due 2032 (Series A Senior Notes) and (ii) $600,000,000 aggregate principal amount of the Company’s 2022 Series B 4.85% Senior Notes due 2052 (Series B Senior Notes). The Series A Senior Notes and Series B Senior Notes are Senior Debt Securities that were registered by the Company under Rule 415 under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on June 26, 2020 (File No. 333-239467). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Twenty-Fifth and Twenty-Sixth Supplemental Indentures to the Company’s June 1, 2015 Senior Indenture, pursuant to which the Series A Senior Notes and Series B Senior Notes will be issued, respectively, are filed as Exhibits 4.2 and 4.3, respectively, to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated August 9, 2022, among the Company and BNP Paribas Securities Corp., BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Senior Indenture, dated as of June 1, 2015, among the Company and Deutsche Bank Trust Company Americas, as Trustee (Exhibit 4.1, Form 8-K filed June 15, 2015, File No. 1-8489, incorporated by reference).

4.2	Twenty-Fifth Supplemental Indenture to the Senior Indenture, dated August 1, 2022, pursuant to which the 2022 Series A 4.35% Senior Notes due 2032 will be issued. The form of the 2022 Series A 4.35% Senior Notes due 2032 is included as Exhibit A to the Twenty-Fifth Supplemental Indenture.*

4.3	Twenty-Sixth Supplemental Indenture to the Senior Indenture, dated August 1, 2022, pursuant to which the 2022 Series B 4.85% Senior Notes due 2052 will be issued. The form of the 2022 Series B 4.85% Senior Notes due 2052 is included as Exhibit A to the Twenty-Sixth Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ Darius A. Johnson
Name:	Darius A. Johnson
Title:	Vice President and Treasurer

Date: August 19, 2022